EXHIBIT 10.5

                                    EXHIBIT A

                 SECOND AMENDMENT TO EMPLOYEE LOAN-OUT AGREEMENT

      THIS SECOND AMENDMENT TO EMPLOYEE LOAN-OUT AGREEMENT (this "Amendment"), dated as of May 7, 2003, is made and entered into by and between Cedars-Sinai Medical Center, a California nonprofit public benefit corporation (the "Medical Center"), and Arbios Technologies, Inc., a Delaware corporation (the "Company"), with reference to the following facts:

      A. The Medical Center and the Company are parties to that certain Employee Loan-Out Agreement, dated as of July 1, 2001, as amended by that certain First Amendment to Employee Loan-Out Agreement, dated as of December 1, 2001 (as so amended, the "Existing Agreement").

      B. The Company has requested that the Medical Center extend the term of the Existing Agreement for an additional twelve (12) months, to commence on July 1, 2003 and to end on June 30, 2004. Subject to the terms and conditions set forth herein, the Medical Center has agreed to do so.

      C. Article XI, Section 11.8 of the Existing Agreement provides that the Existing Agreement may be modified only in writing, signed by the parties thereto. Furthermore, Article II, Section 2.1 of the Existing Agreement provides that the parties thereto may modify Exhibit "A" and Exhibit "B" to the Existing Agreement from time to time in a writing signed by both parties.

      D. Pursuant to said Article XI, Section 11.8, and said Article II, Section 2.1, the Medical Center and the Company desire to amend the Existing Agreement and Exhibit "A" and Exhibit "B" thereto, in accordance with the terms and conditions of this Amendment.

      E. Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed to them in the Existing Agreement.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Existing Agreement. The parties hereby agree to amend the Existing Agreement as follows:

            (a) Section 1.1. Section 1.1 of the Existing Agreement is hereby amended in its entirety to read in full as follows:

                   1.1 Term. The term of this Agreement ("Term ") shall commence on the date set forth above ("Commencement Date"), and shall continue for a term of three (3) years, unless sooner terminated as provided herein.

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            (b) Exhibit "A". The entry for Yvette Middleton in Paragraph 2 of
Exhibit "A" of the Existing Agreement is hereby deleted in its entirety, and replaced with the following:

                   2. INTENTIONALLY DELETED

            (c) Exhibit "B". Exhibit "B" to the Existing Agreement is hereby deleted in its entirety, and replaced with Exhibit "B" attached to this Amendment.

      2. Consideration. In consideration of the Medical Center's agreement to amend the Existing Agreement as provided hereinabove, the Company shall, concurrently with its execution and delivery of this Amendment deliver to the Medical Center a corporate check in the amount of $70,262, representing twenty-five percent (25%) of the Medical Center Employees' salaries (including fringe benefits of 20.2% of such salaries), listed in the table for "Time Period Number Four" in Exhibit "B" to this Amendment. Further, the Company shall deliver a corporate check in the same amount to the Medical Center on October 1, 2003, January 1, 2004 and April 1, 2004 to cover the balance of the Medical Center's Employees' salaries (and fringe benefits of such salaries) for said Time Period Number Four.

      3. Effect on Existing Agreement. Except as amended by this Amendment, the Existing Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed in all respects by the parties. Upon the effectiveness of this Amendment, each reference in the Existing Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Existing Agreement as amended by this Amendment.

      4. No Novation. This Amendment is a revision to the Existing Agreement only, and not a novation thereof.

      5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of laws principles.

      6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

      7. Further Assurances. Each party shall, from time to time when requested by the other party, execute and deliver such further instruments, documents and agreements, and take such further actions, as the other party may reasonably require in order to effect fully the intent and accomplish the purposes of this Amendment.

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           IN WITNESS  WHEREOF,  the parties have executed this  Amendment as of the day and year first written above.

                                         THE "MEDICAL CENTER:"

                                         CEDARS-SINAI MEDICAL CENTER, a
                                         California nonprofit public benefit
                                         corporation

                                         By:____________________________________
                                                Shlomo Melmed, M.D.
                                                Senior Vice President for
                                                Academic Affairs

                                         By:____________________________________
                                                Edward M. Prunchunas
                                                Senior Vice President for
                                                Finance and CFO

                                         THE "COMPANY"

                                         ARBIOS TECHNOLOGIES, INC.,
                                         a Delaware corporation


                                         By:____________________________________
                                               Jacek Rozga, M.D., Ph.D.
                                               President